HARDING, LOEVNER LOGO
                         H A R D I N G . L O E V N E R


                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                         PROSPECTUS DATED MARCH 1, 2003
                      SUPPLEMENT DATED AS OF APRIL 1, 2003


         The last sentence of the fourth bullet point on page 17 of the Fund's prospectus is deleted and is replaced with the following:

           Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at 11:00 a.m. Eastern Standard Time at the bid price, except for the Royal Currencies (United Kingdom, Ireland, European Currency Unit, Australia and New Zealand), which are valued at the ask price.